UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-KSB


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of report August 1, 2000


                        BounceBackTechnologies.com, Inc.


Minnesota                             0-22242                41-0950482
(State of other                (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)


            707 Bienville Boulevard, Ocean Springs, Mississippi 39564
                     (Address of Principal Executive Office)


Registrant's telephone number, including area code (228) 872-5558

Item 4.           Changes in Registrant's Certifying Accountant

(a) On July 25, 2000, the Company was notified of the resignation of its certifying accountant, BDO Seidman, effective on that date.

(b) The certifying accountant's report on the financial statements of the Company contained an unqualified opinion for the fiscal years ended September 30, 1999 and 1998.

(c) The certifying accountant's resignation has been accepted by the audit committee of the Company.

(d) Since the dates of the certifying accountant's opinion on the financial statements and interim reporting during the current fiscal year ending September 30, 2000 of the Company, there has been no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure.

(e) A successor to the certifying accountant has not been appointed as of August 1, 2000.


Exhibits

A letter dated July 25, 2000 of the Company's certifying accountant, BDO Seidman, notifying the Securities and Exchange Commission Office of the Chief Accountant of its resignation is attached.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BounceBackTechnologies.com, Inc.



August 1, 2000

                                            /s/ John J. Pilger

                                            -----------------------------
                                            John J. Pilger
                                            Chief Executive Officer

                                            /s/ Michael J. Wesaw

                                            -----------------------------
                                            Michael J. Wesaw
                                            Controller